UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 9, 2003

                      AMERICAN WATER WORKS COMPANY, INC.
                ----------------------------------------------
              (Exact name of registrant specified in its charter)

              Delaware                 0001-03437              51-0063696
       ----------------------   ----------------------   ---------------------
           (State or other            (Commission           (I.R.S. Employer
           Jurisdiction of            File Number)         Identification  No.)
           Incorporation)

       1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ          08043
       --------------------------------------------------  ------------------
             (Address of principal executive offices)          (Zip Code)

            Registrant's telephone number, including area code: (856) 346-8200


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ITEM 5.   Other Events.

          American Water Works Company, Inc. announced today that it anticipates its acquisition by RWE AG to close before the opening of trading on the New York Stock Exchange on Friday, January 10, 2003.

          A copy of the press release announcing the anticipated closing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a) Not Applicable.

         (b) Not Applicable.

         (c) Exhibits.

          The exhibits listed below and in the accompanying Exhibits Index are filed as part of this Current Report on Form 8-K.

EXHIBIT NO.             DESCRIPTION
-----------             -----------

99.1                    Press Release, dated January 9, 2003, of American Water
                        Works Company, Inc.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN WATER WORKS COMPANY, INC.


                                       By: /s/ W. Timothy Pohl
                                           ------------------------------------
                                           Name:  W. Timothy Pohl
                                           Title: General Counsel and Secretary


Date: January 9, 2003

                                 EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release, dated January 9, 2003, of American Water Works
                 Company, Inc.